Exhibit 99.1

SHAREHOLDER NEWS NOVEMBER 2020 Charter Bankshares, Inc. set to acquire Bank First’s Chetek location Charter Bank, a wholly-owned subsidiary of Charter Bankshares, Inc., (“Charter Bank”) and Bank First, a wholly-owned subsidiary of Bank First Corporation (“Bank First”) have received regulatory approvals for Charter Bank to purchase liabilities (deposit accounts and safe deposit boxes) from Bank First’s branch in Chetek, Wisconsin in a cash transaction. As part of the Agreement, Bank First will maintain assets (loans) and will continue to service loan customers. The transaction is scheduled to close on Friday, December 11, 2020.

“We are delighted to have found a friend and partner in Charter Bank,” stated Mike Molepske. “Similar to Bank First, Charter Bank is community-focused and has a long history of serving local families, non-profit organizations, and businesses. With its headquarters in Eau Claire, Charter Bank will be able to provide personalized service to Chetek and the surrounding communities and can better support the dedicated team of bankers in the Chetek branch. While we will miss our Chetek customers and employees, we know we are leaving them in very good hands, and they will be able to benefit from Charter Bank’s excellent customer service and wide array of products.” MESSAGE FROM THE CEO MIKE MOLEPSKE To our shareholders, I write this letter to you as we all continue to navigate these difficult times. The pandemic has upended our lives and has impacted our employees, customers and shareholders, as well as the communities we serve. Our front line employees have been working tirelessly to assist our customers with all of their financial needs, supported by our operations team which is focused on making their jobs easier through innovation and continuous process improvement. The Bank First senior management team continues to build nimbleness throughout our organization. Their combined effort is reflected in our financial results.

We are proud to announce that across almost all line items, the most recently ended quarter was the strongest in the company’s history. This incredibly strong quarter is the result of Bank First’s long-term commitment to our promise to be a “relationship-based community bank.” The financial results for the past quarter were not the result of months of work, but rather years of our team diligently living the bank’s promise, culture and vision.

In the third quarter of 2020, the net income of the bank rose to $11 million, an increase of 64.5% from the same quarter last year. There are many contributing factors to this improvement, with the largest being our ability to maintain our net interest margin. Our team’s ability to maintain this margin is the result of our relationship-based focus on checking, savings, and money market accounts over transactional certificates of deposit.

The investments in people and technology Bank First has made in our retail mortgage business over the past year, combined with low interest rates, resulted in the bank experiencing record mortgage production for the three months ending September 30, 2020. During the quarter, Bank First closed 638 mortgages, an increase of 18% and 116% from the previous quarter and the same period last year, respectively.

Although the banking industry experienced sluggish loan growth in the quarter just ended, Bank First grew loans at an annualized rate of nearly 17%, a result of increased business lending activity. Again, these gains were the result of our relationship-based approach to community banking. As discussed in our previous newsletter, the bank added 150 new business customers through the Paycheck Protection Program as competing banks failed to service all their customers. These 150 new business customers fueled Bank First’s loan growth during the last fiscal quarter.

In addition, the relationship the bank garnered with our Ansay & Associates subsidiary more than ten years ago continues to pay dividends. For the three months ended September 30, Ansay provided nearly $970,000 of pre-tax income to the bank, an increase of more than $651,000 from the same period in 2019. We have a collaborative relationship with the insurance agency where our teams generate customer centric referrals to one another. In addition to being a 40% owner of Ansay, Bank First services the agency’s banking needs, while Ansay provides the bank with insurance solutions.

All the success Bank First has experienced in the past three months is the result of our dedicated bankers, focusing for years on growing and serving our customer relationships and supporting the communities the bank serves. Michael B. Molepske, CEO and President (920) 652-3202Ticker: BFCswww.BankFirstWI.bank

Total assets for the Company were $2.64 billion at September 30, 2020, up from $2.16 billion at September 30, 2019. Loans were $2.19 billion, growing $479.0 million on a year-over-year basis. Deposits were $2.27 billion, growing $433.0 million over that same time frame. A primary driver of these year-over-year increases was approximately $279.5 million in loans originated by the Company during the second and third quarters of 2020 through the Paycheck Protection Program. The Company's acquisition of Tomah Bancshares, Inc. ("Timberwood") during the second quarter of 2020 also added $118.4 million in loans and $171.1 million in deposits. Earnings per share for the nine-months ended September 30, 2020, was $3.57, an increase of nearly 24% compared to $2.88 for the same period in 2019. Year-to-date net income was $26.5 million, compared to $19.2 million for the same period during 2019. Net interest income before provision for loan losses increased by $11.5 million over the first nine months of 2020 to $62.4 million. Provisions for loan losses totaled $5.5 million for the first nine months of 2020, up from $4.1 million for the same period during 2019. The increase in loan loss provisions was primarily due to heightened economic risks related to the COVID-19 pandemic. Total non-interest income was $16.8 million for the first nine months of 2020, compared to $9.4 million for the prior year period, an increase of $7.4 million. Income received from the Company's member interest in Ansay &  Associates, LLC ("Ansay"), totaled $2.6 million through the first nine months of 2020, an increase of $0.8 million from the first nine months of 2019, the result of resilient financial performance by Ansay combined with an increase in the Company's ownership of Ansay from 30% during 2019 to 40% during 2020. Net gains on sales of mortgage loans increased by $2.3 million from $0.8 million for the first nine months of 2019 to $3.1 million for the same period in 2020, the result of a continued robust year of secondary market loan originations during 2020. Finally, the sale of $36.6 million in U.S. Treasury notes during the second quarter of 2020 led to a gain on sale of securities totaling $3.1 million. Non-interest expense increased by $7.8 million, or 24.7%, to $39.4 million for the nine-months ended September 30, 2020. The added operational scale from the aforementioned acquisition of Timberwood as well as the acquisition of Partnership Community Bancshares, Inc. during the third quarter of 2019 were the primary reasons for significant increases in salaries and benefits, occupancy and data processing expenses. These three areas saw increases totaling $4.3 million year-over-year. Through the first nine months of 2020 the Company has incurred $1.4 million in losses on sales of foreclosed properties, comparing unfavorably to a gain of $0.1 million on these types of sales through the same period of 2019. Finally, during the second quarter of 2020 the Company incurred a penalty of $1.3 million from early repayments of $30.0 million in borrowings from the Federal Home Loan Bank of Chicago. This action will save the Company $1.7 million in interest expense in future periods. Total shareholders' equity increased by 27.0% to $286.1 million at September 30, 2020, compared to $225.3 million at September 30, 2019. At its October 2020 meeting, the Company's Board of Directors approved a dividend of $0.21 per common share, to be paid on January 6, 2021, to shareholders of record as of December 23, 2020. THIRD QUARTER KEVIN LEMAHIEU Chief Financial Officer (920) 652-3362 Quarterly Common Stock Cash Dividend Bank First Weyauwega branch set to close in January On October 29, 2020, Bank First annnounced it will be closing its Weyauwega branch located at 101 East Main Street, Weyauwega, WI 54983 on Friday, January 29, 2021. The decision to close the Weyauwega branch followed a careful review of bank operations and branch network, factoring in the close proximity of the bank's newly remodeled Waupaca location as well as the increased use of online and mobile banking services among its customer base. Accounts currently maintained in Weyauwega will be transferred to the bank's Waupaca office located at 111 Jefferson Street, Waupaca, WI 54981. "This year has presented unique challenges and opportunities due to COVID-19," stated Mike Molepske. "While it is not the reason we are closing our Weyauwega branch, it has created a broader awareness of how our customers utilize the digital banking tools we have available. We remain dedicated to our customers and the relationships we have built in the Weyauwega community and look forward to continuing to serve them from our nearby Waupaca location." The bank values its team members and is pleased to announce the Weyauwega employees will be reassigned to other Bank First branches. The bank remains committed to its customers and the communities it serves, continuing to look for ways to strengthen its relationships while adding value to the banking experience. The Corporation's board of directors approved a quarterly cash dividend of $0.21 per common share, a 5% increase from the previous quarter. The dividend is payable on January 6, 2021, to shareholders of record as of December 23, 2020. BFC Stock Repurchase Program Bank First has a stock repurchase program under which the Corporation may repurchase shares of outstanding BFC stock. Please contact Mike Molepske at (920) 652-3202 or Shannon Klahn at (920) 652-3222 for further information.

FINANCIAL PERFORMANCE Consolidated Statements of Financial Condition 9/30/2020 9/30/2019 ASSETS Cash, Cash Equivalents and Fed Funds Sold $ 80,752 $ 118,401 Investment Securities 180,024 179,540 Other Investments at Cost 8,896 4,933 Loans, Net 2,176,910 1,704,082 Premises and Equipment 41,186 32,306 Other Assets 151,479 124,239 Total Assets $ 2,639,247 $ 2,163,501 LIABILITIES Deposits $ 2,271,040 $ 1,838,080 Securities Sold Under Repurchase Agreements 23,894 12,201 Borrowed Funds 45,657 68,444 Other Liabilities 12,552 19,444 Total Liabilities $ 2,353,143 $ 1,938,169 Total Shareholder Equity 286,104 225,332 Total Liabilities and Shareholder Equity $ 2,639,247 $ 2,163,501 (In Thousands) Consolidated Statements of Income 9/30/2020 9/30/2019 Total Interest Income $ 73,606 $ 65,370 Total Interest Expense 11,242 14,483 Net Interest Income 62,364 50,887 Provision for Loan Losses 5,475 4,125 Net Interest Income After Provision for Loan Losses 56,889 46,762 Total Other Income 16,776 9,421 Total Operating Expenses 39,381 31,578 Income Before Provision for Income Taxes 34,284 24,605 Provision for Income Taxes 7,768 5,370 Net Income $ 26,516 $ 19,235 Earnings Per Share: Basic $ 3.57 $ 2.86 Earnings Per Share: Diluted $ 3.56 $ 2.83 (In Thousands, Except Per Share Data) Key Financial Metrics 9/30/2020 9/30/2019 YTD Return on Average Assets 1.44% 1.36% YTD Return on Average Equity 13.74% 13.17% Average Assets per Average FTE $ 8,238 $ 7,436 Net Interest Margin (YTD) 3.77% 3.98% Full Time Equivalent - period end 311 273 Dividend Payout Ratio 15% 20% Dividends Per Share (YTD) $ 0.60 $ 0.60 Shares Outstanding - period end 7,729,762 7,084,728

Bank First announces new hires and promotions KYLE HAUG recently joined the bank as Regional President. Haug has 16 years of banking experience, including 14 years specializing in commercial banking and the last 10 years as a Senior Relationship Manager serving small- to middlemarket family-owned companies in southeastern Wisconsin. In his new role, Kyle is responsible for the overall sales culture, management, and business development activities of the commercial and retail operations in the bank's south region, which include the Bank First offices in Cedarburg, Mequon and Watertown. Involved in his community, Kyle serves as President on the Board of Directors of Pewaukee Youth Baseball. He is the fifth grade head coach for Pewaukee Youth Football and is an active member of the Tool, Die and Machining Association of Wisconsin. Haug earned his bachelor's degree in General Business Management with an emphasis in entrepreneurship and graduated cum laude from the University of Wisconsin - Whitewater. CHERYL SCHUH has been promoted to Senior Vice President - Commercial Loan Operations Manager. Cheryl joined the bank in 2005 as an Account Manager and later moved to the Manitowoc region to manage the bank's Loan Operations team. Most recently, Cheryl served as Vice President - Deposit Operations Manager. Schuh's wealth of knowledge in banking and extensive experience in commercial lending will enhance the established commercial loan operations team and help it to grow in line with the bank's strategic plan. Cheryl has over 30 years of banking experience. She earned her associate's degree in accounting from Lakeshore Technical College and recently began working towards earning her business administration degree from Lakeland University. BRAD RAHMLOW was recently promoted to Market President at Bank First. Rahmlow has over 20 years banking experience and joined Bank First in 2018 as Vice President of Agricultural Lending. In his new role, Brad is responsible for the growth and development of the bank's Tomah market while providing mentorship to staff in the region. Active in his community, Rahmlow volunteers as a youth basketball and baseball coach. He serves on the Black River Falls Faith Lutheran Church Council, as Secretary of the Jackson County Junior Livestock Committee, and is on the Black River Falls Board of Zoning Appeals. He earned his bachelor of Business Administration degree from the University of Wisconsin - Platteville and attended the Graduate School of Banking at UW-Madison. ELIZABETH MILLER has been promoted to Deposit Operations Manager. Elizabeth joined the bank in 2009 as a Teller/Customer Service Representative and advanced into other roles such as Personal Banker, Assistant Branch Manager and most recently Branch Operations/Training Coordinator. In her new role, Elizabeth will use her extensive banking experience to oversee deposit operations of the bank. Elizabeth is a board member of the Plymouth Intergenerational Center (Generations) and the Plymouth Arts Center. She attended Lakeshore Technical College and plans to pursue a bachelor's degree in business administration at Lakeland University. JOSHUA NEEB has been promoted to Regional President. Josh joined the bank in 2018 as Business Banking Lead. He has over 18 years of experience in the banking industry, most recently serving as Sheboygan Market President. In his new role, Josh is responsible for mentoring and managing the team of bankers in the Sheboygan County region, as well as supporting existing and developing new business relationships. Focused on community involvement, Neeb is a member of the Sheboygan Economic Club and recently served on the Board of Directors of Oostburg Christian School. He also serves as an assistant youth baseball and basketball coach, and teacher for Junior Achievement. Neeb earned his bachelor's degree from Northwestern College, where he majored in finance and accounting. NAJI ALLAN has been promoted to Business Banking Officer. Naji joined the bank in 2019 as a Business Banking Analyst and has quickly progressed into a key member of the business banking team. In his new role, he will assist new and existing business customers in the Sheboygan area. With a history of volunteerism through youth development and sports programs, Naji is looking forward to returning to his Sheboygan roots and re-establishing community connections. He received his bachelor's degree in finance and international business management at UW-Oshkosh. RICH BALGE recently rejoined the bank as Market President. Previously, Rich served as Retail Banker and Sheboygan Market President at Bank First and left for a short period to explore another opportunity. In his new role, Balge is responsible for the oversight of retail and community development efforts in the bank's Plymouth market. Balge currently serves on the Board of Directors of the John Michael Kohler Arts Center, UW-Sheboygan Foundation, and the Lakeshore Community Foundation. He also serves on the Stefanie H. Weill Center Endowment Committee. Balge received his bachelor's degree in finance from UW-Milwaukee, and earned his master's degree in management from Cardinal Stritch University. He is also a graduate of the Graduate School of Banking at UW-Madison. DAVE OLDENBURG joined Bank First as its Fraud Officer. Dave is responsible for the development and maintenance of the bank's Fraud Risk Management Program to detect, prevent, and deter fraud. Oldenburg has over 20 years of banking experience, including 17 years of specialization in security matters. Prior to joining Bank First, he was responsible for the oversight of various financial crimes investigations, physical security, robbery response, and fraud mitigation efforts. Oldenburg has an Associate's Degree in Marketing Communications/Marketing Research from Milwaukee Area Technical College. Dave is a member of the Wisconsin Association of Fraud Investigators and Financial Crimes Investigators of Greater Madison. JOSHUA PATTERSON has joined the bank as Vice President of Retail Banking. Patterson is responsible for developing new and enhancing existing retail banking relationships in the bank's Watertown market. Joshua has 15 years of experience in the financial industry and has over 12 years specializing in mortgage lending. He enjoys assisting each of his customers in finding the right product for their specific situation and helping them feel comfortable with the financing process from application through loan closing. Patterson graduated with a Bachelor of Arts Degree in Communication from Wisconsin Lutheran College. He is a member of the school board at his church in Jefferson and a volunteer soccer coach for his daughters' team. HAUG SCHUH RAHMLOW MILLER NEEB ALLAN BALGE OLDENBURG PATTERSON Find us on Facebook